Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the fiscal year ended December 31, 2025 of Safe Pro Group, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Theresa Carlise, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m or 78o(d)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2026

/s/ Theresa Carlise
Theresa Carlise
Chief Financial Officer
(Principal Financial Officer and Accounting Officer)